                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       WELLSFORD REAL PROPERTIES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        WELLSFORD REAL PROPERTIES, INC.
                          610 FIFTH AVENUE, 7TH FLOOR
                               NEW YORK, NY 10020

                                                                  April 28, 1998

Dear Shareholder:

     You are cordially invited to attend the 1998 annual meeting of shareholders which will be held on Thursday, May 28, 1998, at 10:00 a.m. at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104.

     Information about the meeting and the various matters on which the shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, WE HOPE THAT YOU WILL COMPLETE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                          Sincerely,

                                          /s/ Jeffrey H. Lynford
                                          ----------------------
                                          JEFFREY H. LYNFORD
                                          Chairman of the Board

                                          /s/ Edward Lowenthal
                                          ----------------------
                                          EDWARD LOWENTHAL
                                          President and Chief Executive Officer

                        WELLSFORD REAL PROPERTIES, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 28, 1998

                            ------------------------

     The annual meeting of shareholders of Wellsford Real Properties, Inc. (the 'Company') will be held at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104 on Thursday, May 28, 1998 at 10:00 a.m. local time, for the following purposes:

          1. To elect two directors to terms expiring at the 2001 annual meeting of shareholders.

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

          3. To approve the Company's 1998 Management Incentive Plan.

          4. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     The Board of Directors has fixed April 15, 1998 as the record date for determining the shareholders entitled to receive notice of and to vote at the meeting.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JEFFREY H. LYNFORD
                                          ----------------------
                                          JEFFREY H. LYNFORD
                                          Secretary

April 28, 1998
New York, New York

                        WELLSFORD REAL PROPERTIES, INC.
                          610 FIFTH AVENUE, 7TH FLOOR
                               NEW YORK, NY 10020

                          ---------------------------

                                PROXY STATEMENT

                          ---------------------------

                                  MAY 28, 1998

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the 'Board') of Wellsford Real Properties, Inc., a Maryland corporation (the 'Company'), of proxies from the holders (the 'Shareholders') of the Company's issued and outstanding shares of common stock, $.01 par value per share (the 'Common Shares'), to be exercised at the annual meeting of Shareholders to be held on Thursday, May 28, 1998, at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) of such meeting (the 'Annual Meeting'), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     This Proxy Statement and enclosed Proxy Card are being mailed to the Shareholders on or about April 28, 1998.

     At the Annual Meeting, the Shareholders will be asked to consider and vote upon the following proposals (the 'Proposals'):

     1. The election of two directors to terms expiring at the 2001 annual meeting of Shareholders.

     2. The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

     3. The approval of the Company's 1998 Management Incentive Plan.

     4. Such other business as may properly come before the Annual Meeting.

     Only the holders of record of the Common Shares and shares of Class A common stock, $.01 par value per share (the 'Class A Common Shares') at the close of business on April 15, 1998 (the 'Record Date') are entitled to notice of and to vote at the Annual Meeting. Each Common Share and Class A Common Share is entitled to one vote on all matters. As of the Record Date, 20,009,882 Common Shares and 339,806 Class A Common Shares were outstanding.


     A majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. A plurality of all the votes cast at the Annual Meeting is sufficient to elect a director (Proposal 1). The affirmative vote of Shareholders owning a majority of the shares voting is required to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants (Proposal 2) and approve the Company's 1998 Management Incentive Plan (Proposal 3). Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

     Each of the directors and executive officers of the Company has informed the Company that he will vote all of his respective Common Shares in favor of all of the Proposals.

     The Common Shares and Class A Common Shares represented by all properly executed Proxy Cards will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of all of the Proposals. As to any other business which may properly come before the Annual Meeting, all properly executed Proxy Cards will be voted by the persons named therein in accordance with their best judgement. The Company does not presently know of any other business which may come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or a Proxy Card bearing a later date or (b) by electing to vote in person at the Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The directors are divided into three classes, consisting of two members whose terms expire at the Annual Meeting, three members whose terms expire at the 1999 annual meeting of Shareholders and two members whose terms expire at the 2000 annual meeting of Shareholders. At the Annual Meeting, two directors will be elected to hold office until the 2001 annual meeting of Shareholders and until their successors are elected and qualify. Edward Lowenthal and Rodney F. Du Bois, each of whom is presently a director of the Company, are nominees for election as directors for such term. The terms of Jeffrey H. Lynford, Douglas Crocker II, and Mark S. Germain expire in 1999 and the terms of Frank J. Hoenemeyer and Frank J. Sixt expire in 2000.

     For information regarding the beneficial ownership of Common Shares and Class A Common Shares by the current directors of the Company, see 'Security Ownership of Certain Beneficial Owners and Management.'

NOMINEES FOR ELECTION AS DIRECTORS

     The following individuals are nominees for election as directors at the Annual Meeting:

     Edward Lowenthal, age 53, has been the President, Chief Executive Officer and a director of the Company since its formation in January 1997. Mr. Lowenthal served as the President and Chief Executive Officer and as a trustee of Wellsford Residential Property Trust (the 'Trust'), a Maryland real estate investment trust ('REIT'), from its formation in July 1992 until consummation of the merger of Equity Residential Properties Trust ('EQR'), a Maryland REIT, into the Trust (the 'Merger') in May 1997. Mr. Lowenthal currently serves as a director of United American Energy Corporation, a developer, owner and operator of energy facilities, a director of Corporate Renaissance Group, Inc., a mutual fund, a director of Omega Healthcare, Inc., a REIT, a director of Great Lakes REIT, Inc., a REIT that owns and operates office buildings, and a trustee of EQR. He is also a member of The Board of Governors of NAREIT.

     Rodney F. Du Bois, age 62, has been a director of the Company since May 1997. Mr. Du Bois served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Mr. Du Bois also has been President and co-owner of Goshawk Corporation, which provides finance and general corporate services, since 1982. Mr. Du Bois was a founder of Mountain Cable Company, a cable TV multiple system operator, and its Chairman from 1985 until the company's sale in 1988. Previously, Mr. Du Bois served as Executive Vice President and a director of C. Brewer and Co., Chairman of Alexander and Baldwin Agribusiness, Inc., a managing director of Warburg, Paribas, Becker, Inc. and a Professor of Real Estate at the Amos Tuck School of Business Administration at Dartmouth College.

                          ---------------------------

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE FOR
                                   DIRECTOR.

                          ---------------------------

OTHER DIRECTORS

     Information concerning the other directors whose terms of office continue after the Annual Meeting is set forth below:

     Jeffrey H. Lynford, age 50, has been the Chairman of the Board, Secretary and a director of the Company since its formation in January 1997. Mr. Lynford served as the Chairman of the Board and Secretary of the Trust from its formation in July 1992 until consummation of the Merger in May 1997 and was the Chief Financial Officer of the Trust from July 1992 until December 1994. Mr. Lynford currently serves as a trustee emeritus of the National Trust for Historic Preservation and as a director of five mutual funds: Cohen & Steers Total Return Realty Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. Mr. Lynford also serves as a trustee of EQR. He is also a member of the New York bar.

     Douglas Crocker II, age 57, has been a director of the Company since May 1997. Mr. Crocker has been President, Chief Executive Officer and a trustee of EQR, the general partner of ERP Operating Limited Partnership, since March 1993. He is also a director of Horizon Group Incorporated, an owner, developer and operator of outlet retail properties. Mr. Crocker has been President and Chief Executive Officer of First Capital Financial Corporation, a sponsor of public limited real estate partnerships ('First Capital'), since December 1992 and a director of First Capital since January 1993. He has been an executive vice president of Equity Financial and Management Company, a subsidiary of Equity Group Investments, Inc., an owner, manager and financier of real estate and corporations ('EGI'), providing strategic direction and services for EGI's real estate and corporate activities since November 1992.

     Mark S. Germain, age 47, has been a director of the Company since May 1997. Mr. Germain served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Currently he is employed by Olmsted Group L.L.C., which is a consultant to biotechnology and other high technology companies. Mr. Germain also serves as a board member of several privately held biotechnology companies. Previously, from 1990 to 1994, Mr. Germain was employed by D. Blech & Company, Incorporated, a merchant bank. From 1986 to 1989, he was President and Chief Operating Officer of The Vista Organization, Ltd., and from 1989 to 1990, its President and Chief Executive Officer. Mr. Germain was a partner in a New York law firm prior to 1986.

     Frank J. Hoenemeyer, age 78, has been a director of the Company since May 1997. Mr. Hoenemeyer served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Mr. Hoenemeyer also currently serves as a director of American International Group, Inc., W.P. Carey Advisors, Inc. and Carey Fiduciary Advisors, Inc. (subsidiaries of W.P. Carey & Co., Inc.) and as Vice Chairman of the Investment Committee of W.P. Carey & Co., Inc. From 1947 to 1984, he was employed by The Prudential Insurance Company of America where he served as Vice Chairman and Chief Investment Officer prior to his retirement.

     Frank J. Sixt, age 46, has been a director of the Company since May 1997. Mr. Sixt served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Mr. Sixt currently serves as Group Finance Director of Hutchison Whampoa Limited. He is an Executive Director of Cheung Kong (Holdings) Limited, Cheung Kong Infrastructure Holdings Limited and Hong Kong Electric Holdings Limited in Hong Kong; Orange PLC in the UK; and Husky Oil Limited, BurCon Properties Limited and Gordon Capital Corporation in Canada. Previously, from 1987 to 1990, Mr. Sixt was a partner in the law firm of Stikeman Elliott.

EXECUTIVE OFFICERS

     Each Executive Officer of the Company holds office at the pleasure of the Board. The Executive Officers of the Company are as set forth below:

     Jeffrey H. Lynford, Chairman of the Board and Secretary. Biographical information regarding Mr. Lynford is set forth above under 'Other Directors'.

     Edward Lowethal, President and Chief Executive Officer. Biographical information regarding Mr. Lowenthal is set forth above under 'Nominees for Election as Directors'.

     Gregory F. Hughes, age 34, has been the Chief Financial Officer of the

Company since its formation in January 1997. Mr. Hughes served as a Vice President--Chief Financial Officer of the Trust from December 1994 until consummation of the Merger in May 1997. From March 1993 until December 1994 he was a Vice President and Chief Accounting Officer of the Trust. During 1992, Mr. Hughes was a controller with Jones Lang Wootton Realty Advisors, a firm that provides real estate asset management and investment consultation services. From 1985 to 1991, Mr. Hughes was a manager with Kenneth Leventhal & Company, a public accounting firm specializing in real estate and financial services. Mr. Hughes is a certified public accountant.

     David M. Strong, age 39, has been a Vice President for Development of the Company since its formation in January 1997. Mr. Strong served as a Vice President of the Trust from July 1995 until consummation of the Merger in May 1997. From July 1994 until July 1995 he was Acquisitions and Development Associate of the Trust. From 1991 to 1994, Mr. Strong was President and owner of LPI Management, Inc., a commercial real estate company providing management and consulting services. From 1984 to 1991, he was a senior executive with the London Pacific Investment Group, a real estate development, investment and management firm active in Southern California and Western Canada. From 1979 to 1984, Mr. Strong was a manager with Arthur Young, a public accounting firm. Mr. Strong is a member of the Canadian Institute of Chartered Accountants.

KEY EMPLOYEES

     Richard R. Previdi, age 42, is the Chief Operating Officer of Wellsford Commercial and has managed the acquisition and operation of the commercial properties of the Company (and its predecessor) since September 1996. From May 1988 until May 1994, he was first a Partner and then a Managing Director with Trammell Crow Company in the firm's Washington, D.C. area office. From October 1985 to May 1988, he was first a Project

Manager and then a Principal with Trammell Crow Company in the same office. From October 1982 until October 1985, Mr. Previdi was a manager with Arthur Young and Company, a public accounting firm.

     William H. Darrow II, age 50, has been a Managing Director of the Company since August 1997. From 1993 to 1997, Mr. Darrow was a founder and partner of Mansfield Partners, Inc., a real estate investment, management, and consulting firm. From 1989 until 1993, Mr. Darrow was Senior Vice President and Manager of the US Real Estate Group of Banque Indosuez, a French merchant bank. From 1987 until 1989, he was President of CRI Institutional Real Estate. From 1984 to 1987, Mr. Darrow was a managing director in the corporate finance group of Prudential-Bache Securities. From 1983 to 1984, he was President of Dade Savings and Loan Association. Prior to joining Dade Savings, Mr. Darrow was a Senior Vice President with Chemical Bank, which he joined in 1969.

     Paul I. McArthur, age 46, has been a Managing Director of the Company, subsequent to the acquisition of Value Property Trust ('VLP'), a Maryland REIT, since March 1998. From January 1996 to February 1998, Mr. McArthur was an Executive Vice President of VLP. From 1995 to 1996, he served as Vice President of Corporate Real Estate Services for Bushman Jackson-Cross. From 1985 to 1994, Mr. McArthur served DKM Properties Corp., a privately held real estate management and development firm, in various capacities including as Vice President of Development and Senior Vice President of Operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Shares and Class A Common Shares (collectively, the 'Shares') by each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Shares, by each director of the Company, by each officer of the Company named in the Summary Compensation Table below, and by all directors and officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                                                       AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER (1) (2)               BENEFICIAL OWNERSHIP    PERCENTAGE OF CLASS (3)
--------------------------------------------------------------------   --------------------    -----------------------
Jeffrey H. Lynford (4)..............................................         1,256,507                   5.84%

Edward Lowenthal (5)................................................         1,258,546                   5.85%

Gregory F. Hughes (6)...............................................           416,359                   2.00%

David M. Strong (7).................................................           130,487                      *

Douglas Crocker II (8)
  c/o Equity Residential Properties Trust
  Two North Riverside Plaza
  Chicago, Illinois 60606...........................................            27,117                      *

Rodney F. Du Bois (9)
  32 Rip Road
  Hanover, New Hampshire 03755......................................            50,242                      *

Mark S. Germain (10)
  6 Olmsted Road
  Scarsdale, New York 10583.........................................           117,108                      *

Frank J. Hoenemeyer (11)
  7 Harwood Drive
  Madison, New Jersey 07940.........................................             1,675                      *

Frank J. Sixt (12)
  c/o Cheung Kung (Holdings), Ltd.
  China Building, 18-22 Floors
  29 Queen's Road Central
  Hong Kong.........................................................            87,007                      *


All directors and executive officers
  as a group (9 persons) (13).......................................         3,345,048                  14.30%

                                                                       AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER (1) (2)               BENEFICIAL OWNERSHIP    PERCENTAGE OF CLASS (3)
--------------------------------------------------------------------   --------------------    -----------------------
Mutual Qualified Fund (14)
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078.............................................         2,277,184                  11.19%

Morgan Stanley Asset Management Inc.
  1221 Avenue of the Americas
  New York, NY 10036................................................         1,961,947                   9.64%

Gotham Partners, L.P.
  110 East 42nd Street
  New York, NY 10017................................................         1,597,050                   7.85%

Mutual Beacon Fund (15)
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078.............................................         1,453,221                   7.14%

Yale University
  230 Prospect Street
  New Haven, CT 06511...............................................         1,191,832                   5.85%

------------------
 * Less than 1.0%

 (1) Unless otherwise indicated, the address of each person is c/o Wellsford Real Properties, Inc., 610 Fifth Avenue, New York, New York 10020.

 (2) WHWEL Real Estate Limited Partnership, a Delaware limited partnership ('Whitehall'), has the right to acquire Common Shares pursuant to warrants and in exchange for certain membership units it receives in Wellsford/Whitehall Properties, L.L.C., a Delaware limited liability company ('Wellsford Commercial'); provided, however, that in either case at the Company's election, Whitehall may receive cash based upon the market value of the Common Shares. The Company has indicated that it does not currently intend to issue, upon the exercise of any warrants or the exchange right, Common Shares equal to 20% or more of its Common Shares outstanding on the date of the issuance of the warrants or the exchange right.

 (3) Assumes the conversion of 339,806 Class A Common Shares issued to ERP Operating Limited Partnership, an Illinois limited partnership, into 339,806 Common Shares.


 (4) Includes 1,138,205 Common Shares issuable upon the exercise of options (41,086 of which are exercisable on or before June 27, 1998). Options to purchase 452,705 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $26.375. Also includes 33,334 Common Shares contributed to the Company's deferred compensation plan with respect to which Mr. Lynford does not have voting power or distribution rights. Also includes 7,790 Common Shares held by the Lynford Family Charitable Trust, u/a dated December 16, 1984; Mr. Lynford disclaims beneficial ownership of such shares.

 (5) Includes 1,138,205 Common Shares issuable upon the exercise of options (41,086 of which are exercisable on or before June 27, 1998). Options to purchase 452,705 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $26.375. Also includes 33,334 Common Shares contributed to the Company's deferred compensation plan with respect to which Mr. Lowenthal does not have voting power or distribution rights. Also includes 291 Common Shares held by Ilene Lowenthal, Mr. Lowenthal's wife, and 150 Common Shares held by Jared Lowenthal, Mr. Lowenthal's son; Mr. Lowenthal disclaims beneficial ownership of such shares.

 (6) Includes 388,104 Common Shares issuable upon the exercise of options (32,565 of which are exercisable on or before June 27, 1998). Options to purchase 102,605 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $29.375.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

 (7) Includes 126,126 Common Shares issuable upon the exercise of options (38,709 of which are exercisable on or before June 27, 1998). Options to purchase 40,626 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $22.50.

 (8) Includes 26,375 Common Shares issuable upon the exercise of options (12,125 of which are exercisable on or before June 27, 1998). Excludes 339,806 Class A Common Shares issued to ERP Operating Limited Partnership. Mr. Crocker is President, Chief Executive Officer and a trustee of EQR, the general partner of ERP Operating Limited Partnership, and disclaims beneficial ownership of such shares.

 (9) Includes 47,750 Common Shares issuable upon the exercise of options (19,250 of which are exercisable on or before June 27, 1998). Also includes 1,500 Common Shares held by Carol Du Bois, Mr. Du Bois' wife; Mr. Du Bois disclaims beneficial ownership of such shares.

(10) Includes 86,265 Common Shares issuable upon the exercise of options (57,765 of which are exercisable on or before June 27, 1998). Options to purchase

     38,515 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $26.375. Also includes 30,101 Common Shares held by Margery Germain, Mr. Germain's wife; Mr. Germain disclaims beneficial ownership of such shares.

(11) Includes 933 Common Shares held by the Frank J. Hoenemeyer Individual Retirement Account. Does not include 86,265 Common Shares issuable upon the exercise of options which were transferred in accordance with the terms of the applicable Share Option Agreements.

(12) Includes 86,265 Common Shares issuable upon the exercise of options (57,765 of which are exercisable on or before June 27, 1998). Options to purchase 38,515 of these shares represent replacement options for Trust share options which had exercise prices ranging form $18.94 to $26.375.

(13) Includes the Common Shares referred to in footnotes (4) through (12) above.

(14) Mutual Qualified Fund has granted to an unaffiliated third party an irrevocable proxy to vote 836,500 of the Common Shares that it owns. An additional 614,747 Common Shares that it owns are subject to a voting trust, the trustee of which is an unaffiliated third party.

     Mutual Qualified Fund is one of the series comprising Franklin Mutual Series Fund Inc., a publicly held open-end investment company registered with the Securities and Exchange Commission (the 'Commission') under the Investment Company Act of 1940, as amended. Its investment advisor is Franklin Mutual Advisers, Inc. ('FMAI'), an investment adviser registered with the Commission under the Investment Advisers Act of 1940, as amended. Pursuant to an investment advisory agreement with Mutual Qualified Fund, FMAI has sole investment discretion and voting authority with respect to the shares owned by Mutual Qualified Fund. FMAI has no interest in dividends or proceeds from the sale of such securities and disclaims beneficial ownership of all the securities owned by Mutual Qualified Fund.

(15) Mutual Beacon Fund is one of the series comprising Franklin Mutual Series Fund Inc., a publicly held open-end investment company registered with the Commission under the Investment Company Act of 1940, as amended. Its investment advisor is FMAI. Pursuant to an investment advisory agreement with Mutual Beacon Fund, FMAI has sole investment discretion and voting authority with respect to the shares owned by Mutual Beacon Fund. FMAI has no interest in dividends or proceeds from the sale of such securities and disclaims beneficial ownership of all the securities owned by Mutual Beacon Fund.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation of the Chief Executive Officer and each of the other Executive Officers of the Company whose cash compensation from the Company exceeded $100,000 on an annualized basis for the period from the spin-off (the 'Spin-off') of the Company by the Trust in May 1997 immediately preceding the Merger through December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                            ------------------------------------------     ------------------------------------------
                                                                                        PAYOUTS               AWARDS
                                                                           ---------------------------------  -------
                                                                                               SECURITIES
                                                                                               UNDERLYING      LTIP     ALL OTHER
NAME AND PRINCIPAL                                         OTHER ANNUAL    RESTRICTED STOCK   OPTIONS/SARS    PAYOUTS  COMPENSATION
  POSITION                  YEAR  SALARY(A)   BONUS       COMPENSATION(B)    AWARDS(S)(C)          (D)          (E)        (F)
--------------------------  ----  ---------  --------     ---------------  ----------------  ---------------  -------  ------------
Edward Lowenthal
  President and Chief
  Executive Officer.......  1997  $ 275,000  $525,000(G)          --          $225,000           485,500          --    $ 16,095
Jeffrey H. Lynford
  Chairman of the Board
  and Secretary...........  1997  $ 275,000  $525,000(G)          --          $225,000           485,500          --    $ 16,084
Gregory F. Hughes
  Chief Financial
  Officer.................  1997  $ 200,000  $225,000             --          $225,000           285,500          --    $  1,500
David M. Strong
  Vice President-
  Development.............  1997  $ 125,000  $ 75,000             --                --            85,500          --    $  1,500

------------------

(A) Amounts shown for 1997 are annualized.

(B) No named Executive Officer received perquisites or other personal benefits aggregating more than the lesser of 10% of his total annual salary and bonus or $50,000.

(C) Messrs. Lowenthal, Lynford and Hughes each received a grant of 14,286 restricted Common Shares. Twenty percent (20%) of each Executive Officer's restricted Common Shares vest on each anniversary date of the grant (December 5, 1997) over a 5-year period provided that the Executive Officer is still employed by the Company (otherwise, any unvested restricted Common Shares will be redeemed by the Company at $.01 per share). Unless and until the Company redeems such Common Shares, each named Executive Officer has sole voting power and the right to receive all dividends (if any) with respect to such Common Shares. Notwithstanding the foregoing, the shares pertaining to Messrs. Lynford and Lowenthal were contributed to the Company's deferred compensation plan and, therefore, Messrs. Lynford and Lowenthal do not have voting power or distribution rights with respect to such Common Shares. Based upon the market price on the date immediately preceding the date of grant of $15.75 per Common Share, the restricted Common Shares granted to each of Messrs. Lowenthal, Lynford and Hughes had a market value of $225,000. The value of each such grant, based on the closing price of the Company's Common Shares on December 31, 1997 ($15.625 per share), was $223,219.

(D) See 'Management Incentive Plans' regarding certain other options issued by the Company.

(E) 'LTIP Payouts' refers to long-term incentive plan payouts.

(F) The amounts set forth include annual premiums of $14,595 and $14,584 in 1997 made by the Company related to split dollar life insurance plans for the benefit of Messrs. Lowenthal and Lynford, respectively. The Company expects to be reimbursed for these payments from the proceeds of this insurance, if any.

    The amounts set forth also include contributions to the Company's defined contribution savings plan pursuant to Section 401 of the Internal Revenue Code of 1986, as amended (the 'Code'). $1,500 of such contributions were made by the Company on behalf of each of Messrs. Lowenthal, Lynford, Hughes, and Strong relating to 1997.

(G) Includes 19,048 Common Shares valued at the closing price of the Company's Common Shares on the date immediately preceding the date of grant ($15.75 per share) and contributed to the Company's deferred compensation plan.

    The following table sets forth certain information concerning options granted during the period from the Spin-off through December 31, 1997 to the Executive Officers named in the Summary Compensation Table above. The Company did not grant any share appreciation rights during this period. See 'Management Incentive Plans' regarding certain other options issued by the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                  PERCENT OF
                                                  NUMBER OF         TOTAL
                                                  SECURITIES     OPTIONS/SARS
                                                  UNDERLYING      GRANTED TO      EXERCISE                   GRANT DATE
                                                 OPTIONS/SARS    EMPLOYEES IN     OR BASE      EXPIRATION     PRESENT
                     NAME                         GRANTED(A)     FISCAL YEAR       PRICE          DATE        VALUE(B)
----------------------------------------------   ------------    ------------    ----------    ----------    ----------
Edward Lowenthal..............................      485,500(C)        30%               (D)       2007       $3,811,470
Jeffrey H. Lynford                                  485,500(C)        30%               (D)       2007       $3,811,470
Gregory F. Hughes.............................      285,500(C)        18%               (D)       2007       $2,125,470
David M. Strong...............................       85,500(C)         5%               (D)       2007       $  439,470

------------------
(A) One third of the 85,500 options granted to each Executive Officer in the fiscal year ended December 31, 1997 vest and become exercisable on each of May 30, 1998, 1999, and 2000 provided such Executive Officer is employed by the Company on each such date. One fifth of the additional 400,000, 400,000, and 200,000 options granted to Messrs. Lowenthal, Lynford and Hughes, respectively, in the fiscal year ended December 31, 1997, vest and become exercisable on each of December 5, 1998, 1999, 2000, 2001, and 2002 provided such Executive Officer is employed by the Company on each such date.

(B) Based upon the Black-Scholes option pricing model using (i) a 20% expected volatility and (ii) a 6.24% risk-free rate of return for the 85,500 options granted to each Executive Officer and using (i) a 27% expected volatility and (ii) a 5.84% risk-free rate of return for the additional 400,000, 400,000, and 200,000 options granted to Messrs. Lowenthal, Lynford and Hughes, respectively, based upon the data available on the date of grant.

(C) The right to receive reload options was given in connection with such options. The reload options enable the Executive Officer to purchase a number of Common Shares equal to the number of Common Shares delivered by him to exercise the underlying option. The effective date of the grant of the reload options will be the date the underlying option is exercised by delivering Common Shares to the Company. The reload options have the same expiration date as the underlying options and will have an exercise price equal to the fair market value of the Common Shares on the effective date of the grant of the reload options.

(D) 85,500 options have an exercise price of $10.30 per share, the balance have an exercise price of $15.75 per share, in both cases equal to the fair market value on the date of grant.

     The following table sets forth certain information concerning the value of unexercised options as of December 31, 1997 held by the Executive Officers named in the Summary Compensation Table above. No options were exercised by the

Executive Officers during the period ended December 31, 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                  NUMBER OF SECURITIES UNDERLYING          VALUE OF IN-THE-MONEY
                                                 UNEXERCISED OPTIONS/SARS AT FISCAL           OPTIONS/SARS AT
                                                            YEAR-END (A)                    FISCAL YEAR-END (B)
NAME                                              EXERCISABLE        UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
---------------------------------------------   ---------------    -----------------    -----------    -------------
Edward Lowenthal.............................       --                  938,205          $  --          $ 2,926,000
Jeffrey H. Lynford...........................       --                  938,205          $  --          $ 2,926,000
Gregory F. Hughes............................       --                  388,105          $  --          $ 1,058,000
David M. Strong..............................       --                  126,126          $  --          $   723,000

------------------
Footnotes:

(A) The right to receive reload options was given in connection with such options. The reload options enable the Executive Officer to purchase a number of Common Shares equal to the number of Common Shares delivered by him to exercise the underlying option. The effective date of the grant of the reload options will be the date the underlying option is exercised by delivering Common Shares to the Company. The reload options have the same expiration date as the underlying options and will have an exercise price equal to the fair market value of the Common Shares on the effective date of the grant of the reload options.

(B) The fair market value on December 31, 1997 of the Common Shares underlying the options was $15.625 per Common Share.

BOARD OF DIRECTORS' MEETINGS

     The Board held three regular quarterly meetings and two special meetings during 1997. Management also confers frequently with the Board on an informal basis to discuss Company affairs. Frank J. Sixt attended one of the five Board meetings held during 1997 and also attended the Compensation Committee meeting held during 1997.

BOARD COMMITTEES

     The Board of Directors of the Company has established an Executive Committee, a Compensation Committee and an Audit Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee; the entire Board performs the usual functions of such committee.

     Executive Committee. The Executive Committee consists of Messrs. Lynford, Lowenthal and Hoenemeyer. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally to exercise all other powers of the directors except for those which require action by all directors or the independent directors under the charter or bylaws of the Company or under applicable law.

     Compensation Committee. The Compensation Committee consists of Messrs. Crocker, Du Bois, Germain, Hoenemeyer and Sixt, none of whom are employees of the Company. The Compensation Committee reviews the Company's compensation and employee benefit plans, programs and policies, approves employment agreements and monitors the performance and compensation of the executive officers and other employees.

     Audit Committee. The Audit Committee consists of Messrs. Du Bois, Germain, Hoenemeyer and Sixt and makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves the professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls and reviews related party transactions.

COMPENSATION OF DIRECTORS

     The Company pays to each of its directors who are not employees of the Company (i) an annual fee of $16,000, payable quarterly in Common Shares, and
(ii) a fee of $2,250 payable in cash for each regular quarterly Board of Directors meeting at which such director is present in person or by telephone. Each non-employee director also receives options to purchase 5,000 Common Shares annually. Messrs. Du Bois, Germain, Hoenemeyer and Sixt also each received options to purchase 47,750 Common Shares and Mr. Crocker received options to purchase 26,375 Common Shares, all under the Company's 1997 Management Incentive Plan. See 'Management Incentive Plans'. Directors who are employees of the Company are not paid any directors' fees. In addition, the Company will reimburse the directors for travel expenses incurred in connection with their activities on behalf of the Company.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Lynford and Lowenthal (the 'Senior Executives'), pursuant to which Mr. Lynford serves as the Chairman of the Board of the Company and Mr. Lowenthal serves as its President and Chief Executive Officer. The Company has also entered into employment agreements with Messrs. Hughes and Strong. The employment agreements with Messrs. Lynford and Lowenthal will expire on December 31, 2002, and the employment agreements with Messrs. Hughes and Strong will expire on May 29, 1999.

     Each of the employment agreements is automatically extended for additional one-year periods unless either the Executive Officer or the Company gives prior notice not to extend the employment agreement, as specified in the agreement.

     Pursuant to the employment agreements, each of the Executive Officers is also entitled to incentive compensation to be determined by the Compensation Committee. Mr. Hughes is entitled to incentive compensation equal to at least 50% of his annual base salary.

     In the event that either of the Senior Executives dies during the term of his employment agreement, or if the Company elects to terminate his employment agreement as a result of the Senior Executive's total disability, the Company is required to pay additional compensation for the longer of 36 months after such termination or for the remaining term of his agreement at the rate of his then annual base salary.

     If a Senior Executive's employment agreement is terminated by the Senior Executive following a 'change in control' of the Company (as defined in the agreements), then the Senior Executive shall be entitled to receive a lump sum cash payment generally equal to the sum of (i) the amount of compensation that he would have been entitled to had the agreement not been so terminated and (ii) 299% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated. If a Senior Executive's employment agreement is terminated by the Company other than for 'proper cause' (as defined in the agreements) or death or disability, then the Senior Executive shall be entitled to receive a lump sum cash payment generally equal to the greater of (i) the amount of compensation that he would have been entitled to had the agreement not been so terminated or (ii) 299% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated.

     The Senior Executives are also entitled to reimbursement of income taxes on certain non-cash taxable income resulting from a change in control of the Company, including taxable income resulting from accelerated loan forgiveness or vesting of restricted shares or options. In addition, each Senior Executive is entitled to receive an additional sum to cover certain resulting income and excise tax liabilities that may be incurred on all of the foregoing.

     If following a 'change in control' of the Company (as defined in the agreements), the employment agreement of either Mr. Hughes or Mr. Strong is terminated (a) by the Company, other than for 'Cause' (as defined in the agreements) or (b) by Mr. Hughes or Mr. Strong, as the case may be, then Mr. Hughes or Mr. Strong, as the case may be, shall be entitled to receive a lump sum cash payment generally equal to the greater of (i) the amount of compensation that he would have been entitled to had the agreement not been so terminated and (ii) 200% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated.

MANAGEMENT INCENTIVE PLANS

     The Company has a 1997 Management Incentive Plan (the 'Management Incentive Plan') and a Rollover Stock Option Plan (the 'Rollover Plan'; together with the Management Incentive Plan, the 'Plans') for the purpose of aligning the interests of the Company's directors, executive officers and employees with those of the Shareholders and to enable the Company to attract, compensate and retain directors, executive officers and employees and provide them with appropriate incentives and rewards for their performance. The existence of the Plans should enable the Company to compete more effectively for the services of such individuals. The Rollover Plan was established for the purpose of granting options and corresponding rights to purchase Common Shares in replacement of former Trust share options. Each Plan provides for administration by a committee of two or more non-employee directors established for such purpose.

     Awards to directors, executive officers and other employees under the Plans may take the form of stock options, including corresponding stock appreciation rights and reload options. Under the Management Incentive Plan, the Company may also provide restricted stock awards, stock purchase awards and stock purchase loans to enable Management Incentive Plan participants to pay for stock purchase awards. The maximum number of Common Shares that may be the subject of awards under the Management Incentive Plan is 1,750,000 shares. Options to acquire 1,686,375 Common Shares have been granted under the Management Incentive Plan to nineteen individuals, including directors, executive officers and employees of the Company. Options to purchase 1,326,235 Common Shares were granted under the Rollover Plan at the closing of the Merger principally to certain executive officers and directors of the Company. Messrs. Lynford, Lowenthal, Hughes and Strong each received options under the Rollover Plan to purchase 452,705, 452,705, 106,605 and 40,626 Common Shares, respectively, which options represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $29.375 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs.: Douglas Crocker II, Rodney

F. Du Bois, Mark S. Germain, Frank J. Hoenemeyer and Frank J. Sixt, none of whom is, or has been, an officer or employee of the Company. Jeffrey H. Lynford, the Company's Chairman of the Board, and Edward Lowenthal, the Company's President and Chief Executive Officer, each serve on the board of trustees of EQR, of which Douglas Crocker II is President, Chief Executive Officer and a trustee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and adopts compensation plans, programs and policies and monitors the performance and compensation of Executive Officers.

     The key elements of the Company's executive compensation package are base salary, annual bonus and long-term incentives. The policies with respect to each of these elements are discussed below.

COMPENSATION PHILOSOPHY

     The Compensation Committee seeks to enhance the profitability of the Company, and thus Shareholder value, by aligning closely the financial interests of the Company's Executive Officers with those of its Shareholders. The Compensation Committee believes that the Company's compensation program should:

     o Emphasize share ownership and, thereby, tie long-term compensation to increases in Shareholder value.

     o Enhance the Company's ability to attract and retain qualified Executive Officers.

     o Stress teamwork and overall Company results.

BASE SALARY

     Base salaries for Executive Officers are determined by evaluating the responsibilities of the position held and the experience and qualifications of the individual, with reference to the competitive marketplace for Executive Officers at certain other similar companies. The Company believes that the base salaries for its Executive Officers are less than the average of the base salaries for Executive Officers at such other similar companies.

ANNUAL BONUS

     Pursuant to their employment agreements, each of the Executive Officers is entitled to incentive compensation to be determined by the Compensation Committee. Mr. Hughes is entitled to incentive compensation equal to at least 50% of his annual base salary.

     The bonuses awarded in 1997 reflect the financial and strategic successes which the Company achieved, including the Spin-off, the successful completion of a private placement of 12,000,000 Common Shares in June 1997, the Whitehall joint venture transaction, the negotiation of the merger of Wellsford Capital Corporation, a Maryland corporation and wholly-owned subsidiary of the Company, with and into VLP in February 1998, and the acquisition of over $100 million of real estate-related debt securities, as well as each respective Executive

Officer's time and effort during the year.

LONG-TERM INCENTIVE

     Long-term incentives are designed to align the interests of the Executive Officers with those of the Shareholders. In awarding grants of restricted Common Shares to Executive Officers and granting them options to purchase Common Shares, consideration is given to the long-term incentives previously granted to them.

     Share options will generally be granted with an exercise price equal to the fair market value of the Common Shares and vest and become exercisable over a period of years based upon continued employment. This is intended to create Shareholder value over the long term since the full benefit of the compensation package cannot be realized unless share price appreciation occurs over a number of years.

     Grants of restricted Common Shares also form a part of the Company's long-term incentive package. Typically, some portion of such grants will vest annually over a period of several years, subject to the Company achieving certain performance goals and the Executive Officer remaining employed by the Company. In making grants of restricted Common Shares, the Compensation Committee will consider and give approximately equal weight to an individual's scope of responsibilities, experience, past contributions to the Company and anticipated contributions to the Company's long-term success.

     Another component of the Company's long-term incentive package may include making loans to Executive Officers for the purchase of Common Shares. These loans typically will be secured by the Common Shares purchased and otherwise will be non-recourse. The loans may be interest-free and may be forgiven in whole or in part over time provided that the Executive Officer remains employed by the Company. In making share loans, the Compensation Committee will consider the same factors it considers in making grants of restricted Common Shares.

     The Compensation Committee believes that share options, grants of restricted shares and loans to purchase shares promote loyalty to the Company and encourage recipients to coordinate their interests with those of the Shareholders. The Compensation Committee may consider additional types of long-term incentives in the future.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OF CHAIRMAN OF THE BOARD

     Mr. Lowenthal's and Mr. Lynford's compensation is determined pursuant to the principles noted above and as set forth in their employment agreements. Specific consideration has been given to their qualifications, responsibilities and experience in the real estate industry, and the compensation package awarded to the most senior executive officers of other comparable companies with similar market capitalization. The Company believes that Mr. Lowenthal's and Mr. Lynford's base salaries as set forth in their employment agreements are less than the average base salaries for comparable senior officers of such other similar companies.

     For the long-term incentive component of Mr. Lowenthal's and Mr. Lynford's compensation, see the tables above. Their long-term incentive compensation was granted in light of the accomplishments of Messrs. Lowenthal and Lynford and the Company during 1997. These accomplishments included a 51.7 % total return to Shareholders (compared to a 17.5% total annual return on the NAREIT Index), and the financial and strategic successes described above under 'Annual Bonus'. Their long-term incentive compensation reflects the Compensation Committee's desire to create incentives for each of them and focus them on maximizing Shareholder value, and the practice of the Company's primary competitors for executive talent of making long-term incentive grants to their most senior officers.

     It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

CONCLUSION

     Through the programs described above, a very significant portion of the Company's executive compensation is linked to individual and Company performance and the creation of Shareholder value. However, periodic business cycle fluctuations may result in an imbalance for a particular period.

     The foregoing report has been furnished by the Compensation Committee.

April 28, 1998

   Rodney F. Du Bois                     Frank J. Sixt
   Frank J. Hoenemeyer                   Mark S. Germain
   Douglas Crocker II

                      COMMON SHARE PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total Shareholder return on the Common Shares for the period commencing May 30, 1997 through December 31, 1997 with the cumulative total return on the Standard & Poor's 500 Stock Index ('S&P 500') and the NAREIT Index for the same period. Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the S&P 500, in the NAREIT Index and in the Common Shares on May 30, 1997, and (ii) reinvestment of dividends. The total return for the Common Shares since May 1997 is approximately 51.7% versus approximately 17.5% for the NAREIT Index and approximately 14.4% for the S&P 500.

                               WRP   S&P 500  NAREIT
                               ---   -------  ------
                   5/30/97     100     100     100
                  12/31/97     151.7   114.4   117.5

Since the Company did not commence operations until May 30, 1997, the date of the Spin-off, no data prior to that date is available.

     The NAREIT Index (consisting of 210 companies with a total market capitalization of $140.5 billion) is maintained by the National Association of Real Estate Investment Trusts, Inc. and is only published monthly based on the last closing prices of the preceding month.

CERTAIN TRANSACTIONS

     In February 1997, the contracts to purchase Chatham, Pointview, 1700 Valley Road, 1800 Valley Road and Greenbrook were transferred to the Company by an entity ('Commercial Partnership') of which Messrs. Lynford and Lowenthal and the wife of Mark Germain are owners, for 218,447 Common Shares having an aggregate value of approximately $2.25 million and the Company's agreement to repay a $1.0 million advance used for the down payment on Pointview, 1700 Valley Road and 1800 Valley Road. Upon liquidation of Commercial Partnership in November 1997, Mr. Lynford, Mr. Lowenthal and the wife of Mark Germain each received approximately 16.4%, 16.4% and 13.8%, respectively, of the Common Shares issued to Commercial Partnership. The aggregate purchase price paid by the Company for these commercial properties was approximately $47.6 million, including the approximately $2.25 million referred to above.

     On May 30, 1997, the Company made short-term loans to Messrs. Lynford and Lowenthal in the amounts of $590,000 and $119,000, respectively. The proceeds of these loans, which were repaid on July 1, 1997, were used to satisfy certain withholding tax obligations.


                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors and the Audit Committee have appointed the firm of Ernst & Young LLP, the Company's independent public accountants for the fiscal year ended December 31, 1997, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. A proposal to ratify this appointment is being presented to the Shareholders at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

                            ------------------------

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSED RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                            ------------------------


                                   PROPOSAL 3

            APPROVAL OF THE COMPANY'S 1998 MANAGEMENT INCENTIVE PLAN

     General. The Board of Directors of the Company has approved, subject to the approval of the Shareholders, the 1998 Management Incentive Plan (the '1998 Management Incentive Plan'). The purpose of the 1998 Management Incentive Plan is to align the interests of the Company's directors, executive officers and employees with those of the Shareholders and to enable the Company to attract, compensate and retain directors, executive officers and employees and provide them with appropriate incentives and rewards for their performance. The existence of the 1998 Management Incentive Plan should enable the Company to compete more effectively for the services of such individuals. The officers, directors and employees of the Company who receive awards under the 1998 Management Incentive Plan may receive a greater economic benefit to the extent the fair market value of the Company's Common Shares increases. Further, the equity of existing Shareholders would be diluted if the Company's Common Shares were issued pursuant to the 1998 Management Incentive Plan at prices less than their then current fair market value. In addition, the issuance of a substantial number of Common Shares under the 1998 Management Incentive Plan or their sale in the public market might adversely affect prevailing market prices for such shares.
                                       14

     Awards to directors, executive officers and other employees under the 1998 Management Incentive Plan may take the form of share options ('Options'), including corresponding share appreciation rights ('SARs') and reload options, restricted share awards and share purchase awards. The maximum number of Common Shares that may be the subject of awards under the 1998 Management Incentive Plan is 5,000,000 shares. The Board has indicated its intention that the aggregate number of Common Shares that may be the subject of granted and unexercised share options and restricted share awards and share purchase awards that have not fully vested, under the Management Incentive Plan and the 1998 Management Incentive Plan will not exceed 15% of the outstanding Common Shares.

     As of April 17, 1998, options were granted under the 1998 Management Incentive Plan to each of Jeffrey H. Lynford and Edward Lowenthal (i) to purchase 100,000 Common Shares at an exercise price of $17.50 per Common Share and (ii) to purchase 100,000 Common Shares at an exercise price of $20.00 per Common Share. As of April 17, 1998, the Common Shares had a fair market value of $14.50 per share, based upon the closing price of the Common Shares on such date.

     1998 Management Incentive Plan Administration. The 1998 Management Incentive Plan will be administered by a committee of two or more non-employee directors (the 'Committee'), which will initially consist of Messrs. Du Bois and Germain. The Committee will determine the directors, executive officers and other employees who will be eligible for and granted awards, determine the amount and type of awards, establish rules and guidelines relating to the 1998 Management Incentive Plan, establish, modify and terminate the terms and conditions of awards and take such other action as may be necessary for the proper administration of the 1998 Management Incentive Plan. All employees and non-employee directors are currently eligible to participate in the 1998 Management Incentive Plan.

     Options. 'Incentive Options' meeting the requirements of Section 422 of the Code and 'Nonqualified Options' that do not meet such requirements are both available for grant under the 1998 Management Incentive Plan. The term of each Option will be determined by the Committee, but no Incentive Option will be exercisable more than ten years after the date of grant. Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee. The exercise price for Incentive Options must be at least equal to 100% of the fair market value of the Common Shares on the date of grant and the exercise price for Nonqualified Options will be determined by the Committee at the time of grant. The exercise price can be paid in cash, or if approved by the Committee, by tendering (actually or constructively) Common Shares owned by a participant.

     Share Appreciation Rights. The 1998 Management Incentive Plan provides that SARs may be granted in connection with a grant of Options. Each SAR must be associated with a specific Option and must be granted at the time of grant of such Option. A SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of a SAR, the recipient is entitled to receive from the Company, without the payment of any cash (except for any applicable withholding taxes), up to, but no more than, an amount in cash or Common Shares equal to the excess of (A) the fair market value of one Common Share on the date of such exercise over (B) the exercise price of any related Option, times the number of Common Shares in respect of which such SAR shall have been exercised. Upon the exercise of a SAR, the related share Option, or the portion thereof in respect of which such SAR is exercised, will terminate. Upon the exercise of an Option granted in tandem with a SAR, such tandem SAR will terminate.

     Reload Options. The Committee may grant, concurrently with the award of any Option (each an 'Underlying Option') to such participants, one or more reload options (each a 'Reload Option') to purchase for cash (or, if permissible under the Underlying Option, by tendering Common Shares) a number of Common Shares equal to the number of Common Shares delivered (or deemed delivered) by the participant to the Company to exercise the Underlying Option. Although an Underlying Option may be an Incentive Option, a Reload Option is not intended to qualify as an Incentive Option. A Reload Option may be granted in connection with the exercise of an Option that is itself a Reload Option. Each Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the Common Shares on the date of grant of the Reload Option. A Reload Option is exercisable immediately.

     Restricted Shares. The Company may award restricted Common Shares to a participant. Such a grant gives a participant the right to receive Common Shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the Common Shares may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company will maintain custody over the restricted Common Shares but the participant will be able to vote the Common Shares and will be entitled to an amount equal to all distributions, if any, paid with respect to the Common Shares, as provided by the Committee. During such restrictive period, the restricted Common Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant generally forfeits the right to the Common Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.


     Share Purchase Awards. The 1998 Management Incentive Plan also permits the grant of share purchase awards to participants. Participants who are granted a share purchase award are provided with a share purchase loan to enable them to pay the purchase price for the Common Shares acquired pursuant to the award. The terms of each share purchase loan will be determined by the Committee. The purchase price of Common Shares acquired with a share purchase loan is the fair market value on the date of the award. The 1998 Management Incentive Plan provides that some or all of a share purchase loan can be forgiven under terms determined by the Committee. At the end of the loan term, the remainder of the share purchase loan will be due and payable. The interest rate, if any, on a share purchase loan will be determined by the Committee. Share purchase loans may be recourse or nonrecourse under terms determined by the Committee.

     Antidilution Provisions. The number of Common Shares authorized to be issued under the 1998 Management Incentive Plan and subject to outstanding awards (and the grant or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or other similar capitalization change.

     Certain Federal Income Tax Consequences of the 1998 Management Incentive Plan. The following is a brief summary of the principal federal income tax consequences of awards under the 1998 Management Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     In general, a participant is not subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Option. However, upon exercise, the difference between the fair market value of the Common Shares and the exercise price is a tax preference item subject to the possible application of the alternative minimum tax. If a participant does not dispose of Common Shares acquired through the exercise of an Incentive Option in a 'disqualifying disposition' (i.e., no disposition occurs within two years from the date of grant of the share option nor within one year of the transfer of the Common Shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such Common Shares, and such gain will be taxable as gain from the sale of a capital asset.

     The Company will not receive any tax deduction on the exercise of an Incentive Option or, if the above holding period requirements are met, on the sale of the underlying Common Shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the Common Shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

     If Nonqualified Options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the Option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the Common Shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

     No income will be realized by a participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any Common Shares received upon the exercise of a SAR. The Company will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any SAR.

     The receipt of a Reload Option by a holder of an Incentive Option or a Nonqualified Option (including a Reload Option) who pays the exercise price in full or in part with previously acquired Common Shares should not affect the tax treatment of the exercise of such Incentive or Nonqualified Option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of a Nonqualified Option at the time of grant of the Reload Option). A Reload Option will constitute a Nonqualified Option for federal income tax purposes and will be taxed as such in the manner set forth above.

     A grant of restricted Common Shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, when the Common Shares are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time.

     A participant may elect, within 30 days of the date of grant, to recognize taxable ordinary income at the time restricted Common Shares are awarded in an amount equal to the fair market value of the Common Shares at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the Common Shares will be taxed at the capital gains rate when the Common Shares are sold. However, if, after making such an election, the Common Shares are forfeited, the participant will be unable to claim a deduction.

     In general, a participant who receives a share purchase award incurs no tax liability and the Company does not receive any deduction at the time Common Shares are acquired through a share purchase award. However, as the share purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time.


     Applicable withholding taxes may be withheld in connection with any award under the 1998 Management Incentive Plan. In that regard, the Committee has the discretion to allow a participant to satisfy its withholding tax obligations with Common Shares.

     Change in Control. Depending on the terms of a particular award as determined by the Committee, upon the occurrence of a change in control of the Company, all options and related SARs may become immediately exercisable, the restricted Common Shares may fully vest and share purchase loans may be forgiven in full.

     Termination, Amendment and ERISA Status. The 1998 Management Incentive Plan will terminate by its terms and without any action by the Board on the day preceding the tenth anniversary of the date of its effectiveness. No awards may be made after that date. Awards outstanding on such date will remain valid in accordance with their terms.

     The Committee may amend or alter the terms of awards under the 1998 Management Incentive Plan, including to provide for the forgiveness in whole or in part of share purchase loans, the release of the Common Shares securing such loans or the termination or modification of the vesting or performance provisions of the grants of restricted Common Shares but no such action shall in any way impair the rights of a participant under any award without such participant's consent.

     The Committee may amend or terminate the 1998 Management Incentive Plan. No such amendments or termination of the 1998 Management Incentive Plan shall in any way impair the rights of a participant under any award previously granted without such participant's consent. In addition, any amendment or termination will be subject to Shareholder approval if approval is required by Federal or state law or regulation or rule of any stock exchange or quotation system on which the Common Shares are listed or quoted.

     The 1998 Management Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1976, as amended.

                            ------------------------

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ADOPT THE COMPANY'S 1998 MANAGEMENT INCENTIVE PLAN.

                            ------------------------

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Officers, directors and greater-than-ten-percent Shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all Section 16 filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                             SHAREHOLDERS PROPOSALS

     Proposals of Shareholders intended to be presented at the annual meeting of Shareholders to be held in 1999 must be received by the Company at its principal executive offices no later than December 23, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                        FINANCIAL AND OTHER INFORMATION

     The Company's Annual Report for the fiscal year ended December 31, 1997, including financial statements, has been concurrently sent to the Shareholders. The Annual Report is not a part of the proxy solicitation materials. Additional copies of the Company's Annual Report and Form 10-K for the year ended December 31, 1997, as filed with the SEC, may be obtained without charge by contacting Stasia Ananson at the Company's principal executive offices at 610 Fifth Avenue, New York, NY 10020.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with Shareholders or their personal representatives. MacKenzie Partners, Inc. has been retained to assist in the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, MacKenzie Partners, Inc.

                                 OTHER MATTERS

     The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgement.

                            ------------------------

                        WELLSFORD REAL PROPERTIES, INC.

                        1998 MANAGEMENT INCENTIVE PLAN

                  WELLSFORD REAL PROPERTIES, INC., a Maryland corporation (the "Company"), hereby establishes and adopts the following 1998 Management Incentive Plan (the "Plan").

                                   RECITALS

                  WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors and/or employees of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

                  WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of stock options ("Options"), grants of stock appreciation rights, grants of Stock Purchase Awards (hereafter defined), and grants of Restricted Stock Awards (hereafter defined) to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

                  NOW, THEREFORE, the Company hereby constitutes, estab lishes and adopts the following Plan and agrees to the following provisions:

                                  ARTICLE 1.

                              PURPOSE OF THE PLAN

                  1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers and employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership of the Company's Common Stock (the "Shares"). Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall include a grant of an Option, stock appreciation rights, a Stock Purchase Award, a Restricted Stock Award, or any other award made under the terms of the Plan.

                                  ARTICLE 2.

                           SHARES SUBJECT TO AWARDS

                  2.1. Number of Shares. Subject to the adjustment pro visions of Section 9.9 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, Stock Purchase Awards or Restricted Stock Awards shall not exceed 5,000,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

                  (1) issued or issuable pursuant to Options that have been or may be exercised;

                  (2) issued or issuable pursuant to Stock Purchase Awards;
and

                  (3) issued as, or subject to issuance as a Restricted Stock Award.

                  2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

                  2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

                  2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 9.9 hereof, the maximum number of Shares with respect to which Options or stock appreciation rights may be granted hereunder to any employee during any fiscal year shall be 500,000 Shares (the

"Limitation"). If an Option is canceled, the canceled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a stock appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or stock appreciation right) and a grant of a new Option (or stock appreciation right) for purposes of the Limitation for that fiscal year.

                                  ARTICLE 3.

                        ELIGIBILITY AND ADMINISTRATION

                  3.1. Awards to Employees and Directors. (a) Partici pants who receive Options under Articles 4 and 6 hereof (including stock appreciation rights under Article 5) ("Optionees"), Stock Purchase Awards under Article 7 or Restricted Stock Awards under Article 8 (in either case, a "Participant") shall consist of such key employees and Directors (hereinafter defined) of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

                           (b)  No Option which is intended to qualify as an
"incentive stock option" may be granted to any employee or Director who, at the time of such grant, owns, directly or in directly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Com pany or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.

                  3.2. Administration. (a) The Plan shall be admini stered by a committee (the "Committee") consisting of not fewer than two Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

                           Any Award to a member of the Committee shall be on


terms consistent with Awards made to other Directors who are not members of the Committee, except where the Award is approved or ratified by the Compensation Committee (excluding persons who are also members of the Committee) of the Board of Directors of the Company.

                           (b)  The Committee is authorized, subject to the
provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. The Committee is also authorized, subject to the provisions of the Plan, to make provisions in various Awards pertaining to a "change of control" of the Company and to amend or modify existing Awards.

                           (c)  Subject to the provisions of the Plan, the
Committee shall have authority, in its sole discretion, to inter pret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Com pany, its shareholders, Directors and employees, and Plan participants.

                                  ARTICLE 4.

                                    OPTIONS

                  4.1. Grant of Options. The Committee shall determine, within the limitations of the Plan, the Directors and employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options;" provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

                  All Options granted pursuant to this Article 4 and Article 6 herein shall be authorized by the Committee and shall be evidenced in writing by stock option agreements ("Stock Option Agreements") in such form and containing such terms and condi-tions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such op tion. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

                  4.2.  Option Price.

                           (a)  Subject to Section 3.1(b), the option price
per each Share purchasable under any "incentive stock option" granted pursuant to this Article 4 and any "nonqualified stock option" granted pursuant to
Article 6 herein shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option.

                           (b) The option price per share of each Share
purchasable under any "nonqualified stock option" granted pursuant to this
Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option.

                  4.3. Other Provisions. Options granted pursuant to this
Article 4 shall be made in accordance with the terms and provision of Article 9 hereof and any other applicable terms and provisions of the Plan.

                                  ARTICLE 5.

                           STOCK APPRECIATION RIGHTS

                  5.1. Grant and Exercise. Stock appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A "stock appreciation right" is a right to receive cash or Shares, as provided in this Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a stock appreciation right granted with respect to less than the full number of Shares cov ered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A stock appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section
5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share apprecia tion rights have been exercised.

                  5.2. Terms and Conditions. Stock appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                           (a) Stock appreciation rights shall be exer cisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

                           (b) Upon the exercise of a stock appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option price per Share specified in the related Option mul tiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

                           (c) Upon the exercise of a stock appreciation right, the Option or part thereof to which such share appre ciation right is related shall be deemed to have been exer cised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Sec tion 2.1 of the Plan.

                           (d) With respect to stock appreciation rights granted in connection with an Option that is intended to be an "incentive stock option," the following shall apply:

                                    (i) No stock appreciation right shall be
                  transferable by a Holder otherwise than by will or by the laws of descent and distribution, and stock appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

                                    (ii) Stock appreciation rights granted in
                  connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option price at which Shares can be acquired pursuant to the Option.

                                  ARTICLE 6.

                                RELOAD OPTIONS

                  6.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such participant to purchase for cash or Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Com mittee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. The grant of a Reload Option will become effective upon the exercise of an Underlying Option or Reload Option by delivering to the Company Shares in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an "incentive stock option," a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

                  6.2. Reload Option Amendment. Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

                  6.3. Reload Option Price. The option price per Share deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the grant of the Reload Option becomes effective.

                  6.4. Term and Exercise. Each Reload Option is fully exercisable immediately upon its grant. The term of each Reload

Option shall be equal to the remaining option term of the Underlying Option.

                  6.5. Termination of Employment. No additional Reload Options shall be granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan follow ing termination of the Optionee's employment unless the Committee, in its sole discretion, shall determine otherwise.

                  6.6. Applicability of Other Sections. Except as otherwise provided in this Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

                                  ARTICLE 7.

                             STOCK PURCHASE AWARDS

                  7.1. Grant of Stock Purchase Award. The term "Stock Purchase

Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to the Participant (a "Purchase Loan") as set forth in this Article 7.

                  7.2.  Terms of Purchase Loans.

                           (a)  Purchase Loan.  Each Purchase Loan shall be
evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Stock Purchase Award.

                           (b)  Interest on Purchase Loan.  A Purchase Loan
shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

                           (c)  Forgiveness of Purchase Loan.  Subject to
Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

                  7.3.  Security for Loans.

                           (a)  Stock Power and Pledge.  Purchase Loans
granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Stock Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. The share certificates for the Shares purchased by a Participant pursuant to a Stock Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Award). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Stock Purchase Award. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined by the Committee.


                           (b)  Release and Delivery of Stock Certificates
During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Stock Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

                           (c)  Release and Delivery of Stock Certificates
Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Stock Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within ninety (90) days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

                           (d)  Recourse Purchase Loans.  Notwithstanding
Sections 7.3(a), (b) and (c) above, in the case of a recourse

Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

                  7.4.  Termination of Employment.

                           (a)  Termination of Employment by Death, Disability
or by the Company Without Cause; Change of Control. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause", or in the event of a "change of control", the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control", "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

                           (b)  Termination of Employment.  Subject to
Section 7.4(a) above, in the event of a Participant's termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, provided, however, that if the Participant voluntarily resigns as an employee in good standing, such amounts will become due and payable on the ninetieth (90th ) day after the effective date of such resignation.

                  7.5. Restrictions on Transfer. No Stock Purchase Award or

Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued by unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

                                  ARTICLE 8.

                            RESTRICTED STOCK AWARDS

                  8.1. Restricted Stock Awards. (a) A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Stock Award." The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written agreement (a "Restricted Stock Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Stock Awards need not be the same for each Participant receiving such Awards.

                           (b)  Issuance of Restricted Shares.  As soon as
practicable after the date of grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Stock Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Stock Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

                           (c)  Shareholder Rights.  Beginning on the date of
grant of the Restricted Stock Award and subject to execution of the Restricted Stock Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

                           (d)  Restriction on Transferability.  None of the
Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                           (e)  Delivery of Shares Upon Release of
Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the

Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

                  8.2.  Terms of Restricted Shares.

                           (a)  Forfeiture of Restricted Shares.  Subject to
Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Stock Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                           (b)  Waiver of Forfeiture Period. Notwithstanding
anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Stock Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                  ARTICLE 9.

                        GENERALLY APPLICABLE PROVISIONS

                  9.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall not exceed ten (10) years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive stock option", the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced.

                  9.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a speci fied date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no re ported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading.

If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quo tations System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

                  9.3. Exercise of Options. Options granted under the Plan shall be exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, or by a Permitted Assignee, as provided in Sections 9.6 and 9.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check,
(ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the

Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

                  9.4. Transferability. No Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Nonqualified stock options" and any stock appreciation rights granted in tandem therewith are transferrable (together and not separately) by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"): (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be, or for the benefit of any such persons and such Optionee or Holder, as the case may be; or (iii) an entity in which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however that any transfer by an Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with an Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 9.4.

                  9.5. Termination of Employment. In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) held by such Optionee (or its Permitted Assignee) under this Plan and not previously exercised or expired shall be deemed canceled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.1(b)(ii) or 9.1 above. Notwithstanding the foregoing, in the event of the separation from service of a non-employee Director (who is an Optionee) by reason of death, disability or under conditions satisfactory to both the Director and the Company, any nonqualified stock options held by such Director (or its Permitted Assignee) under the Plan and not previously exercised or expired shall be exercisable for a period not to exceed five (5) years after the date of such separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Sections 3.1(b)(ii) or 9.1 above.

                  9.6. Death. In the event an Optionee (other than a non-employee Director) dies while employed by the Company or any of its subsidiaries or affiliates any Option(s) held by such Optionee (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.1(b)(ii) or 9.1 above.

                  9.7. Disability. In the event of the termination of employment of an Optionee (other than a non-employee Director) due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eli gible to exercise as of the first date of total disability (as determined by the Committee), at any time within one (1) year after such termination, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination, the term of such Option shall be extended until six months after such termination, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.1(b)(ii) or 9.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

                  9.8. Amendment and Modification of the Plan. The Compensation Committee of the Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the

Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Compensation Committee may not amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section
9.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee's or Participant's consent.

             9.9. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other prop erty), recapitalization, stock split, reverse stock split, reor ganization, merger, consolidation, split-up, spin-off, combina tion, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options and share appreciation rights, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Compensation Committee of the Board of Directors or the Board of Directors may cause any Award outstanding as of the effective date of the Reorganization to be canceled in consideration of a cash payment or alternate Award made to the holder of such canceled Award equal in value to the fair market value of such canceled Award. The determination of fair market value shall be made by the Compensation Committee of the Board of Directors or the Board of Directors, as the case may be, in their sole discretion.

                                  ARTICLE 10.


                                 MISCELLANEOUS

                  10.1. Tax Withholding. All payments or distributions made pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) shall be net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee or Participant(or Permitted Assignee) make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or Permitted Assignee) pursuant to the Plan, having an aggregate Fair Market Value equal to the withholding taxes.

             10.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any em ployee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affil iate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other in dividual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

             10.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Com pany or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.


             10.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unen forceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

             10.5. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any mas culine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also in clude the plural except when otherwise indicated by the context.

             10.6. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed accordingly.

             10.7. Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time on or prior to March 10,2008, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and stock appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

             10.8. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

                        WELLSFORD REAL PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     THIS PROXY IS SOLICITED BY MANAGEMENT

    The undersigned shareholder of Wellsford Real Properties, Inc., a Maryland corporation (the 'Company'), hereby appoints Edward Lowenthal and Jeffrey H. Lynford, and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 28, 1998 at 10:00 a.m. at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104, and at any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares.

    The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1. The election of the following persons as Directors of the Company to serve for the term set forth in the accompanying Proxy Statement.
   Edward Lowenthal                    Rodney F. Du Bois

   / / FOR all nominees
   / / WITHHELD as to all nominees
   / / FOR all nominees except for the following nominee:

                                                             ------------------

                         (CONTINUED FROM REVERSE SIDE)

2. The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

                    / / FOR      / / WITHHELD      / / ABSTAIN


3. The approval of the 1998 Management Incentive Plan.

                    / / FOR      / / WITHHELD      / / ABSTAIN

4. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof, in their discretion.

                                                 / / MARK HERE IF YOU PLAN TO
                                                     ATTEND THE MEETING

                                                Please sign exactly as name
                                                appears hereon and date. If the
                                                shares are held jointly, each
                                                holder should sign. When signing
                                                as an attorney, executor,
                                                administrator, trustee, guardian
                                                or as an officer signing for a
                                                corporation, please give full
                                                title under signature.

                                                Dated  ___________________, 1998

                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Signature, if held jointly

                                                 Votes must be indicated by
                                                 filling in (x) in Black or Blue
                                                 ink.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope